SECOND AMENDMENT TO
                            EXHIBITION TOUR AGREEMENT

        THIS AMENDMENT TO EXHIBITION TOUR AGREEMENT ("Agreement") is entered into this 7th day of May, 2001, by and between RMS TITANIC, INC., a Florida corporation ("RMST") and SFX FAMILY ENTERTAINMENT, INC., a Delaware corporation and successor in interest to MAGICWORKS ENTERTAINMENT, INC. ("SFXFE").

                                    RECITALS

        A. RMST and SFXFE have previously entered into that Agreement dated March 31, 1999;

        B. RMST and SFXFE amended that Agreement on September 18, 2000 ("First Amendment"); and,

        C. RMST and SFXFE desire to amend certain provisions contained in the Agreement and First Amendment ("Second Amendment") as more fully set forth herein.


                                SECOND AMENDMENT

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto do hereby agree as follows:

        1. Defined Terms. Each capitalized term used in this Second Amendment which is not defined herein will have the meaning assigned thereto pursuant to the provisions of the Agreement and First Amendment.


        2. Modification to Financial Provisions. The provisions in the Agreement and First Amendment relating to the financial obligations of SFXFE to RMST are hereby amended as follows:

                (a) Modification of the Financial Guarantee to RMST. Effective as of the commencement of the Extension Period, the text of Section 5.1 of the Agreement and Section 2(b) of the First Amendment shall be amended in its entirety to read as follows:


                SFXFE unconditionally guarantees to RMST the payment of Two Million Dollars ($2,000,000) for the Extension Period. The foregoing guarantee shall be payable as follows with respect to the modified Extension Period: (i) Seven Hundred Fifty Thousand Dollars ($750,000) upon the execution of the Second Amendment,

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                (ii) Five Hundred Thousand  Dollars  ($500,000) on the first day of the modified Extension Period, and (iii) Seven Hundred Fifty Thousand Dollars ($750,000) on the first (1st) day of the sixth
                (6th) month of the modified Extension Period.

        3. Modification to Provisions Relating to the Term. The provisions in the Agreement and First Amendment relating to the term of the Agreement and First Amendment are hereby amended as follows:

                (a) Time Periods  Covered by the Extension  Period.  The text of
        Section 12.1 of the Agreement and Section 3 of the First Amendment are hereby deleted in their entirety and replaced with the following:

                                    Begin Date           End Date
                                    ----------           --------
                Extension Period  November 30, 2001   December 31, 2002

                (b)   Notwithstanding   Section  2(a)  hereof,   the   following
        Exhibitions will close on the dates as noted:

                                                             Close Date
                                                             ----------
                  Phoenix, Arizona Exhibition                 May 2002
                  Cleveland, Ohio Exhibition                September 2002
                  Norwalk, Connecticut Exhibition           September 2002
                  Houston, Texas Exhibition                 December 2002

                (c) Any further modifications to the Extension Period shall be mutually agreed to by the parties in writing.

                (d) All other terms and provisions of the Agreement and First Amendment shall apply with respect to the Extension Period. The parties hereby expressly agree and acknowledge that, to the extent not modified by this Second Amendment, the Agreement and First Amendment will remain in full force and effect throughout the Extension Period.

        4. Ratification. Except as expressly amended hereby, the Agreement and First Amendment are ratified, confirmed and carried forward in all respects by the parties hereto.

EXECUTED as of the date first set forth above:

                                          RMS TITANIC, INC.

                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________

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                                          SFX FAMILY ENTERTAINMENT, INC.

                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________